UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-9849

Seligman New Technologies Fund II, Inc.
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 850-1864

Date of fiscal year end:	12/31

Date of reporting period:	6/30/06

FORM N-CSR

ITEM 1.	REPORTS TO STOCKHOLDERS.

Seligman
New Technologies Fund II, Inc.

Mid-Year Report
June 30, 2006

Seeking Long-Term Capital Appreciation by Investing in Companies That Have the Potential to Produce Tomorrow's Technologies

J. & W. Seligman & Co.
Incorporated
Established 1864
100 Park Avenue, New York, NY 10017

Experience

Seligman has been in business for more than 140 years, at times playing a central role in the financial development of the country and its markets. Over that time, the firm has managed clients' wealth through dramatic market changes and has remained a consistent, reliable presence on Wall Street. Today, Seligman is drawing on its long history and long-term perspective as we focus on the future and on developing investment solutions that help clients arrive at their goals.

Insight

Asset management is driven by insight — into the direction of the economy, how companies will perform, how markets will behave, and how investors will respond. Portfolio managers at the firm have been in the investment business, on average, for more than 20 years. Over that time, they have refined their ability to assess a company's prospects, management, and products, while also weighing the impact of economic and market cycles, new trends, and developing technologies. The result is a high aptitude for picking promising stocks and employing rigorous investment processes designed to offer solid long-term results.

Solutions

Seligman's commitment to the development of innovative investment products — including the nation's first growth mutual fund, pioneering single-state municipal funds, and one of the country's premier technology funds — defines our past and informs our future. Our ongoing research into the nature of investment risk— begun in the early 1990s — has resulted in the Seligman Time Horizon Matrix asset allocation strategy that redefines the relationship between risk and reward over time. The strategy offers investors a variety of investment solutions for goals ranging from college savings to retirement planning. Whether you select Seligman for one investment product, or as a comprehensive asset manager, we believe we can help you reach your goals.

Table of Contents

To The Stockholders	1

Performance Overview	2

Portfolio Overview	3

Portfolio of Investments	6

Statement of Assets and Liabilities	10

Statement of Operations	11

Statements of Changes in Net Assets	12

Statement of Cash Flows	13

Notes to Financial Statements	14

Financial Highlights	21

Report of Independent Registered Public Accounting Firm	22

Board of Directors and Executive Officers	23

Additional Fund Information	24

To The Stockholders

Your mid-year report for Seligman New Technologies Fund II, Inc. follows this letter. The report contains the Fund's investment results, financial statements, and portfolio of investments.

For the six months ended June 30, 2006, the Fund delivered a total return of 4.44%. During the same period, the technology market, as measured by the Goldman Sachs Technology Index, returned (5.23)%.

Thank you for your continued support of Seligman New Technologies Fund II. We look forward to serving your investment needs for many years to come.

By order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

August 23, 2006

Manager	Stockholder Service Agent	Important Telephone Numbers
J. & W. Seligman & Co.	Seligman Data Corp.	(800) 221-2450 Stockholder Services
Incorporated	100 Park Avenue	(800) 445-1777 Retirement Plan Services
100 Park Avenue	New York, NY 10017	(212) 682-7600 Outside the United States
New York, NY 1001 7		(800) 622-4597 24-Hour Automated
	General Counsel	Telephone Access Service
General Distributor	Sullivan & Cromwell LLP
Seligman Advisors, Inc.
100 Park Avenue	Independent Registered
New York, NY 10017	Public Accounting Firm
Deloitte & Touche LLP

Performance Overview

This section of the report is intended to help you understand the performance of Seligman New Technologies Fund II and to provide a summary of the Fund's portfolio characteristics.

Investment Results
Total Returns
For the Periods Ended June 30, 2006
		Average Annual
	Six Months*	One Year	Five Years	Since Inception 6/22/00
With Sales Charge**	n/a	n/a	n/a	(20.85)%
Without Sales Charge**	4.44%	9.50%	(15.58)%	(20.15)
Benchmark
Goldman Sachs
Technology Indexf	(5.23)	4.35	(4.65)	(14.83)

Net Asset Value Per Share

June 30, 2006	$6.11
December 31, 2005	5.85
June 30, 2005	5.58

Performance data quoted in this report represents past performance and does not guarantee or indicate future results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. Investors may obtain total returns current to the most recent month end by going to www.seligman.com.1 Performance data quoted does not reflect the deduction of taxes that a stockholder may pay on Fund distributions or the redemption of Fund shares.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investing in one economic sector, such as technology, may be subject to greater price fluctuations than owning a portfolio of diversified investments. In addition, the securities in which Seligman New Technologies Fund II invests may be subject to greater government regulation, greater price fluctuation, and limited liquidity. The products of technology companies may be subject to severe competition and rapid obsolescence. The stocks of smaller companies may be subject to above-average risk. The Fund may invest in global technology stocks which may be subject to additional risks, including currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Venture capital companies represent highly speculative investments by the Fund. There can be no assurances that any of the venture capital companies in which the Fund invests will complete public offerings or be sold, or if such events occur, the timing or values of such offerings or sales. Changes in the Fund's net asset value may be more pronounced and more rapid than with other funds because of the Fund's emphasis on venture capital companies that are not publicly traded. The Fund's net asset value per share may change materially from day to day, including during the time between the date a repurchase offer is mailed and the due date for tendering shares, and during the period immediately after a repurchase is completed.

____________
1
The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Fund's prospectus or statement of additional information.

*	Returns for periods of less than one year are not annualized.

**	The returns are calculated with and without the effect of the initial 5.20% maximum sales charge. The sales charge applies only to shares sold at the inception of the Fund.

…
The Goldman Sachs Technology Index is an unmanaged benchmark that assumes reinvestment of distributions. It is a broad-based index of publicly-owned US technology stocks, designed to measure the performance of the technology sector, and excludes the effect of taxes, fees and sales charges. Investors cannot invest directly in an index.

Portfolio Overview

Diversification of Net Assets June 30, 2006
				Percent of Net Assets
	Issues	Cost	Value	June 30, 2006	December 31, 2005*
Common Stocks:
Application Software	4	$6,608,154	$6,161,939	8.4	11.3
Broadcasting and Cable TV	—	—	—	—	0.7
Communications Equipment	7	7,934,251	4,598,961	6.3	5.7
Computer Hardware	2	939,268	858,136	1.2	2.9
Computer Storage and Peripherals	5	4,924,790	4,950,699	6.7	5.5
Consumer Electronics	1	628,404	949,085	1.3	1.1
Data Processing and Outsourced Services	1	569,849	563,000	0.8	0.4
Electronic Equipment Manufacturers	3	1,384,793	2,464,514	3.3	1.8
Electronic Manufacturing Services	—	—	—	—	0.5
Health Care Equipment	3	3,022,380	862,308	1.2	3.3
Home Entertainment Software	—	—	—	—	0.8
Human Resources and Employment Services	1	683,081	656,213	0.9
Integrated Telecommunication Services	—	—	—	—	0.5
Internet Retail	—	—	—	—	1.4
Internet Software and Services	5	20,836,520	10,872,353	14.8	6.2
IT Consulting and Other Services	—	—	—	—	0.1
Life Sciences Tools and Services	2	852,242	834,468	1.1	0.5
Multi-Sector Holdings	1	2,370,322	83,777	0.1	0.1
Semiconductor Equipment	6	5,711,829	5,541,521	7.5	6.3
Semiconductors	13	8,682,990	8,224,312	11.2	7.5
Systems Software	6	5,444,543	2,821,049	3.8	13.8
Technical Software	2	2,521,738	2,791,559	3.8	5.8
Wireless Telecommunication Services	3	1,616,959	1,548,141	2.1	0.6
Total Common Stocks	65	74,732,113	54,782,035	74.5	76.8
Convertible Preferred Stocks and Warrants:
Application Software	1	1,708,196	327,034	0.5	0.4
Communications Equipment	1	7,213,357	—	—	—
Computer Storage and Peripherals	1	2,500,000	2,500,000	3.4	—
Electronic Equipment Manufacturers	—	—	—	—	2.4
Health Care Equipment	1	128,010	4,769	—	—
Internet Software and Services	4	14,676,710	7,294,769	9.9	10.8
Wireless Telecommunication Services	1	10,893,922	142,443	0.2	0.2
Total Convertible Preferred Stocks and Warrants	9	37,120,195	10,269,015	14.0	13.8

(Continued on next page.)
____________
See footnote on page 4.

Portfolio Overview

Diversification of Net Assets (continued) June 30, 2006
				Percent of Net Assets
	Issues	Cost	Value	June 30, 2006	December 31, 2005*
Limited Partnerships:
Multi-Sector Holdings	2	$4,802,559	$3,990,911	5.4	5.1
Convertible Promissory Note:
Internet Software and Services	1	66,679	-	—	—
Short-Term Holdings and Other Assets Less Liabilities	2	4,623,616	4,488,914	6.1	4.3
Net Assets	79	$121,345,162	$73,530,875	100.0	100.0

______
* Restated to conform to the current period's classifications.

Largest Industries
June 30, 2006

Composition of Net Assets
June 30, 2006

Portfolio Overview

Largest Portfolio Changes During Past Six Months
Largest Purchases	Largest Sales
Cornice (Series B)*	MEMO Electronics Materials**
VeriSign*	Amdocs**
Kla-Tencor*	Nextest Systems**
Autodesk*	CA**
McAfee	Microsoft**
Mercury Interactive	Google (Class A)**
Cymer	MatrixOne**
Marvell Technology Group*	Alteria**
Digital River	Oracle
SanDisk*	Cadence Design Systems

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

____________
*	Position added during the period.
*	Position eliminated during the period.

Largest Portfolio Holdings† June 30, 2006
Security	Value	Percent of Net Assets
Cybertrust (Series A)	$6,788,389	9.2
Mercury Interactive	3,433,619	4.7
McAfee	3,291,012	4.5
Symantec	2,894,947	3.9
Cornice (Series B)	2,500,000	3.4
Seagate Technology	2,488,136	3.4
Digital River	2,404,990	3.3
VeriSign	2,281,404	3.1
Synopsys	2,206,062	3.0
Grand Banks Capital Venture LP.	2,195,749	3.0

There can be no assurance that the securities presented have remained or will remain in the Fund's portfolio. Information regarding the Fund's portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.

____________
… Excludes short-term holdings.

Portfolio of Investments
June 30, 2006

	Shares	Value
Common Stocks 74.5%
Application Software 8.4%
Autodesk*	41 ,800	$1,439,801
Mercury Interactive*	98,300	3,433,619
Quest Software*	66,000	925,650
Witness Systems*	17,995	362,869
		6,161,939
Communications Equipment 6.3%
Cisco Systems*	35,200	687,280
Corning*	31 ,300	757,147
F5 Networks*	8,700	464,798
Motorola	41 ,200	830,180
QUALCOMM	33,400	1,338,839
TomTom*	13,400	520,717
WaveSplitter Technologies#	42,526	—
		4,598,961
Computer Hardware 1.2%
Apple Computer*	10,400	595,192
Hewlett-Packard	8,300	262,944
		858,136
Computer Storage and Peripherals 6.7%
Electronics For Imaging*	21 ,300	443,786
EMC*	75,500	828,235
Komag*	7,900	364,585
SanDisk*	16,200	825,957
Seagate Technology*	109,900	2,488,136
		4,950,699
Consumer Electronics 1 .3%
Matsushita Electric Industrial	45,000	949,085
Data Processing and Outsourced Services 0.8%
First Data	12,500	563,000
Electronic Equipment Manufacturers 3.3%
Amphenol (Class A)	14,600	817,016
Nextest Systems#	93,766	1,250,463
Orbotech*	17,300	397,035
		2,464,514
Health Care Equipment 1.2%
Boston Scientific*	8,800	148,192
GMP Companies #	73,349	3,301
Kinetic Concepts*	16,100	710,815
		862,308

____________
See footnotes on page 9.

Portfolio of Investments
June 30, 2006

	Shares	Value
Human Resources and Employment Services 0.9%
Taleo*	55,400	$656,213

Internet Software and Services 14.8%
Captara#	1,564,953	—
Digital River*	59,500	2,404,990
McAfee*	135,600	3,291,012
Symantec*	186,350	2,894,947
VeriSign*	98,400	2,281,404
		10,872,353
Life Sciences Tools and Services 1.1%
Invitrogen*	10,200	674,628
Waters*	3,600	159,840
		834,468
Multi-Sector Holdings 0.1%
Tower Gate (Series E)#	1,562,608	83,777

Semiconductor Equipment 7.5%
ASML Holding (NY shares)*	51 ,900	1,049,158
Cymer*	32,800	1,522,084
Kla-Tencor	34,500	1,435,545
Lam Research*	18,800	877,490
Tessera Technologies*	15,400	423,808
Verigy*	14,700	233,436
		5,541,521
Semiconductors 11.2%
ARM Holdings	63,846	133,675
Broadcom (Class A)*	22,100	664,216
Freescale Semiconductor (Class A)*	24,900	722,100
Integrated Device Technology*	68,800	925,016
Linear Technology	15,900	532,411
Marvell Technology Group*	24,200	1,070,245
Maxim Integrated Products	36,300	1,166,864
Microchip Technology	9,400	315,887
Silicon Laboratories*	18,900	644,017
Taiwan Semiconductor Manufacturing	279,127	503,592
Techwell*	11,390	120,449
Texas Instruments	28,400	860,236
Xilinx	24,900	565,604
		8,224,312
Systems Software 3.8%
BMC Software*	17,800	425,420
Enterworks#	24,479	—
Macrovision*	34,300	737,793

____________
See footnotes on page 9.

Portfolio of Investments
June 30, 2006

Systems Software (continued)	Shares or Warrants		Value
NFR Security#	25,246	shs.	$-
Oracle*	87,800		1,272,661
RSA Security*	14,200		385,175
			2,821,049
Technical Software 3.8%
Cadence Design Systems*	34,100		585,497
Synopsys*	117,500		2,206,062
			2,791,559
Wireless Telecommunication Services 2.1%
Alltel	12,900		823,408
NII Holdings*	5,300		298,946
Sprint Nextel	21 ,300		425,787
			1,548,141
Total Common Stocks (Cost $74,732,113)			54,782,035
Convertible Preferred Stocks and Warrants # 14.0%
Application Software 0.5%
Index Stock Imagery (Series A Sr.)	617,046		327,034
Communications Equipment 0.0%
Calient Networks (Series A-1)	88,664		—
Computer Storage and Peripherals 3.4%
Cornice (Series B)	21,705,723		2,500,000
Health Care Equipment 0.0%
GMP Companies (Series C)	3,765		4,769
Internet Software and Services 9.9%
Adexa (Series C)	562,080		342,869
Adexa (Series E)	340,647		163,511
Adexa (exercise price of $0.01, expiring 7/12/2009)	34,064	wts.	—
Cybertrust (Series A)	2,008,399	shs.	6,788,389
			7,294,769
Wireless Telecommunication Services 0 2%
fusionOne (Series D)	2,006,247		142,443
Total Convertible Preferred Stocks and Warrants (Cost $37,120,195)			10,269,015

____________
See footnotes on page 9.

Portfolio of Investments
June 30, 2006

	Partnership Interest or Principal Amount	Value
Limited Partnerships# 5.4%
Multi-Sector Holdings 5.4%
Asia Internet Capital Ventures	$2,276,102	$1,795,162
GrandBanks Capital Venture	2,522,720	2,195,749
Total Limited Partnerships (Cost $4,802,559)		3,990,911
Convertible Promissory Notes# 0.0%
Internet Software and Services 0.0%
Techies.com 9%, 2/20/2008 (Cost $66,679)	66,667
Short-Term Holdings 4.3%
Time Deposit 4.3%
Citibank N.A., Nassau 4.94%, 7/3/2006	3,177,000	3,177,000
Convertible Promissory Note# 0.0%
Internet Software and Services 0.0%
Techies.com 9%, payable on demand	133,333	—
Total Short-Term Holdings (Cost $3,311,702) 4.3%		3,177,000
Total Investments (Cost $120,033,248) 98.2%		72,218,961
Other Assets Less Liabilities 1.8%		1,311,914
Net Assets 100.0%		$73,530,875

____________
*	Non-income producing security.
#	Restricted and non-income producing security.
See Notes to Financial Statements.

Statement of Assets and Liabilities
June 30, 2006

Assets:
Investments, at value:
Common stocks (cost $74,732,113)	$54,782,035
Convertible preferred stocks and warrants (cost $37,120,195)	10,269,015
Limited partnerships (cost $4,802,559)	3,990,911
Convertible promissory note (cost $66,679)	—
Short-term holdings (cost $3,311,702)	3,177,000
Total investments (cost $120,033,248)	72,218,961
Cash*	788,339
Receivable for securities sold	2,119,104
Receivable for interest and dividends	26,883
Expenses prepaid to stockholder service agent	11,194
Other	2,011
Total Assets	75,166,492

Liabilities:
Payable for securities purchased	1,439,823
Management fee payable	75,608
Accrued expenses and other	120,186
Total Liabilities	1,635,617
Net Assets	$73,530,875

Composition of Net Assets:
Common Stock, at par ($0.01 par value; 100,000,000 shares authorized; 12,027,782 shares outstanding):	$120,278
Additional paid-in capital	587,923,735
Accumulated net investment loss	(815,671)
Accumulated net realized loss	(465,881,912)
Net unrealized depreciation of investments and foreign currency transactions	(47,815,555)
Net Assets	$73,530,875

Net Asset Value Per Share	$6.11

____________
*	Includes foreign currencies with a value of $787,480 and a cost of $788,862.
See Notes to Financial Statements.

Statement of Operations
For the Six Months Ended June 30, 2006

Investment Income:
Dividends (net of foreign taxes withheld of $5,274)	$88,501
Interest	74,330
Total Investment Income	162,831

Expenses:
Management fee	487,547
Stockholder servicing fees	195,009
Stockholder account services	132,348
Auditing and legal fees	60,065
Stockholder reports and communications	31,777
Custody and related services	26,141
Directors' fees and expenses	6,329
Miscellaneous	6,727
Total Expenses	945,943
Net Investment Loss	(783,112)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions	10,247,192
Net change in unrealized depreciation of investments and foreign currency transactions	(5,599,773)
Net Gain on Investments and Foreign Currency Transactions	4,647,419
Increase in Net Assets from Operations	$3,864,307

____________
See Notes to Financial Statements.

Statements of Changes in Net Assets

	Six Months Ended June 30, 2006	Year Ended December 31, 2005
Operations:
Net investment loss	$(783,112)	$(1,908,136)
Net realized gain on investments and foreign currency transactions	10,247,192	2,982,240
Net change in unrealized depreciation of investments and foreign currency transactions	(5,599,773)	1,272,388
Increase in Net Assets from Operations	3,864,307	2,346,492

Capital Share Transactions:
Cost of shares of Common Stock repurchased (1,296,371 and 3,068,554 shares, respectively)	(8,240,618)	(17,188,882)
Decrease in Net Assets	(4,376,311)	(14,842,390)

Net Assets:
Beginning of period	77,907,186	92,749,576
End of Period (net of accumulated net investment loss of $815,671 and $11,165, respectively)	$73,530,875	$77,907,186

____________
See Notes to Financial Statements.

Statement of Cash Flows
For the Six Months Ended June 30, 2006

Cash Flows From Operating Activities:
Increase in net assets from operations	$3,864,307
Adjustments to reconcile increase in net assets from operations to net cash provided by operating activities:
Cost of purchases of investment securities	(57,433,512)
Proceeds from disposition of investment securities	67,586,825
Purchases of short-term investment securities, net	(1,751,000)
Increase in interest and dividends receivable	(23,090)
Decrease in receivable for securities sold	513,416
Decrease in other assets	4,356
Increase in payable for securities purchased	506,756
Decrease in management fees payable, accrued expenses and other liabilities	(30,677)
Net change in unrealized depreciation of investments and foreign currency transactions	5,599,773
Net realized gain on investments and foreign currency transactions	(10,247,192)
Net Cash Provided by Operating Activities	8,589,962

Cash Flows From Financing Activities:
Payment for shares of Common Stock repurchased	(8,240,618)
Net Cash Used in Financing Activities	(8,240,618)
Effect of Exchange Rates on Cash	(12,861)
Net Increase in Cash	336,483

Cash balance at beginning of period	451 ,856
Cash Balance at End of Period	$788,339

____________
See Notes to Financial Statements.

Notes to Financial Statements

1.
Significant Accounting Policies — The financial statements of Seligman New Technologies Fund II, Inc. (the "Fund") have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. These interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following summarizes the significant accounting policies of the Fund:

a.
Security Valuation— Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by J. & W. Seligman & Co. Incorporated (the "Manager") based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security. Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

The Fund may invest in securities of privately-owned technology companies. These are referred to as venture capital companies. There can be no assurances that any of the venture capital companies in which the Fund invests will complete public offerings or be sold or, if such events occur, the timing or values of such offerings or sales.

Venture capital investments are valued at fair value, which is cost unless the Manager determines, pursuant to the Fund's valuation procedures, that such a valuation no longer reflects fair value. Examples of cases where cost (or a previously determined value) may no longer be appropriate include sales of similar securities of the company to the Fund or to third parties at different prices or terms, if a company is acquired by another company, if a company in which the Fund invests undertakes an initial public offering (each, a market clearing event), or if the company's operating results vary from projected results. In such situations, the Fund's investment is revalued in a manner that the Manager, following procedures approved by the Board, determines best reflects its fair value. In the case of a market clearing event, the investment is valued based on the terms and conditions of the event. In the absence of a market clearing event, the valuation is determined using one of several methods including a discounted cash flow, discounted earnings or comparable revenues model using assumptions set by the Manager based on the company's results and/or plans.

The Fund may also hold restricted securities of a class that has been sold to the public. The fair valuation of these restricted securities will often be the market value of the publicly-traded shares less a discount to reflect contractual or legal restrictions limiting resale.

At June 30, 2006, market quotations were not readily available for venture capital and private placement securities valued at $15,597,467 (21.2% of net assets). Because of the inherent uncertainty of valuation, the estimated values may differ significantly from the values that would have been used had a ready market for the securities existed.

b.
Foreign Currency Transactions — The books and records of the Fund are maintained in US dollars. The market value of investment securities, other assets, and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service.

Notes to Financial Statements

Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments and foreign currency transactions.

c.
Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized. Withholding taxes on foreign dividends and interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

d.
Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. The Fund removes investments with no value from its portfolio when it is permitted to recognize the loss on such investments for federal income tax purposes. Dividends receivable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

e.
Options — The Fund is authorized to write and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Gains or losses from options written are included in net realized and unrealized gain or loss on investments and foreign currency transactions. Written and purchased options are non-income producing investments. For the period ended June 30, 2006, the Fund did not write or purchase options.

f.
Repurchase Agreements — The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

g.	Distributions to Stockholders — Dividends and distributions to stockholders are recorded on ex-dividend dates.

2.
Repurchase Offers — To provide investors with a limited degree of liquidity, the Fund makes quarterly offers to repurchase its shares. Repurchase offers are limited to 5% of the number of the Fund's outstanding shares on the date the repurchase requests are due. The Fund may repurchase more than 5% (but not more than 25%) of its shares in any quarter with the approval of the Fund's Board of Directors. In the event the repurchase offer is over subscribed, the Fund may, but is not required to, repurchase additional shares, but only up to a maximum of 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase additional shares, it will repurchase shares on a pro rata basis. The repurchase price is equal to the net asset value per share on the date specified in the notice of repurchase. The repurchase pricing date may be as much as fourteen days after the date that the repurchase requests are

Notes to Financial Statements

due. Payment of the repurchase price is generally made on the third business day after the repurchase pricing date, but the payment may be made as many as seven days after such pricing date.

During the six months ended June 30, 2006, the Fund completed two quarterly repurchase offers. In each offer, the Fund offered to repurchase 5% of the number of its outstanding shares on the date the repurchase requests were due. The results of each repurchase offer were as follows:

Commencement of Offer	Repurchase Date	Percentage of Shares Tendered	Percentage of Shares Repurchased	Repurchase Amounts
December 2005	January 13, 2006	8.3	5.0	4,127,369
March 2006	April 13, 2006	9.0	5.0	4,113,249

In addition, on July 14, 2006, the Fund repurchased 5.0% of its shares for $3,531,833, prorated down from 8.8% of the shares that were tendered.

3.
Management Fee, Incentive Fee, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a management fee, calculated daily and payable monthly, equal to 1.25% per annum of the Fund's average daily net assets. Prior to January 1, 2006, the management fee was 1.50% per annum and the Manager was entitled to earn an annual incentive fee in certain circumstances. Effective January 1, 2006, the Manager irrevocably reduced the management fee rate to 1.25% per annum of the Fund's average daily net assets and irrevocably waived its rights to any incentive fee.

For the six months ended June 30, 2006, Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $132,348 for stockholder account services in accordance with a methodology approved by the Fund's directors. Costs of Seligman Data Corp. directly attributable to the Fund were charged to the Fund. The remaining charges were allocated to the Fund by Seligman Data Corp. pursuant to a formula based on the Fund's net assets, stockholder transaction volume and number of stockholder accounts.

The Fund and certain other associated investment companies (together, the "Guarantors") have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the "Guaranties"). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund's percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the most recent calendar quarter. As of June 30, 2006, the Fund's potential obligation under the Guaranties is $25,300. As of June 30, 2006, no event has occurred which would result in the Fund becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.'s shareholder account services cost.

Certain officers and directors of the Fund are officers or directors of the Manager and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/losses accrued thereon is included in directors' fees and expenses. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid. The accumulated balance at December 31, 2005 of $11,176 was paid to the participating director in January 2006. As of June 30, 2006, no directors were participating in the deferred compensation arrangement.

Notes to Financial Statements

4.
Stockholder Servicing Fee — Brokers or dealers that sold shares of the Fund or that maintain accounts for stockholders can enter into agreements with the Fund and receive a continuing fee of up to 0.50% on an annual basis, payable quarterly, of the average daily net assets attributable to Fund shares owned by customers of the particular broker or dealer for providing personal services and/or the maintenance of stockholder accounts. For the six months ended June 30, 2006, such fees aggregated $195,009, or 0.50% per annum of the Fund's average daily net assets.

5.
Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding options and short-term investments, for the six months ended June 30, 2006, amounted to $57,433,512 and $67,586,825, respectively.

6.
Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

The tax basis information presented is based on operating results for the six months ended June 30, 2006, and will vary from the final tax information as of the Fund's year end.

At June 30, 2006, the cost of investments for financial reporting tax purposes was $120,098,726. The tax basis was higher than the cost for financial reporting purposes due to the tax deferral of losses on wash sales of $255,374, offset in part by the tax losses passed through to the Fund from its limited partnership investments of $189,896.

At June 30, 2006, the tax basis components of accumulated losses were as follows:

Gross unrealized appreciation of portfolio securities	$2,964,023
Gross unrealized depreciation of portfolio securities	(50,843,788)
Net unrealized depreciation of portfolio securities	(47,879,765)
Net unrealized depreciation on foreign currencies	(1,268)
Undistributed ordinary income	—
Capital loss carryforwards	(470,859,577)
Current period net realized gains	10,334,064
Total accumulated losses	$(508,406,546)

At December 31, 2005, the Fund had net capital loss carryforwards for federal income tax purposes of $470,859,577, which are available for offset against future taxable net capital gains, with $78,960,516 expiring in 2008, $191,233,183 expiring in 2009, $147,905,821 expiring in 2010, $25,814,762 expiring in 2011, and $26,945,295 expiring in 2012. Accordingly, no capital gain distributions are expected to be paid to stockholders until net capital gains have been realized in excess of the available capital loss carryforwards. There is no assurance that the Fund will be able to utilize all of these capital loss carryforwards before they expire.

7.
Limited Partnership Commitment — In connection with the Fund's investments in a limited partnership, the Fund is contractually committed to make additional capital contributions of up to $1,116,333, if and when the partnership requests such contributions. This commitment expires in November 2006 with respect to new investments to be made by the partnership and has a final expiration date of November 2011.

Notes to Financial Statements

8.
Restricted Securities — At June 30, 2006, the Fund owned private placement investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Fund has generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of these investments. The Fund typically will bear costs in connection with the disposition of these securities, including those involved in registration under the Securities Act of 1933, but under certain limited circumstances, such costs could be borne by the issuer. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Fund. The acquisition dates of these investments, along with their cost and values at June 30, 2006, were as follows:

Restricted Securities	Acquisition Date	Cost	Value
Common stocks:
Captara	10/13/00	$8,260,899	$—
Enterworks	10/30/00 to 5/15/01	1,062,500	—
GMP Companies	8/17/00	2,090,628	3,301
Nextest Systems	11/27/01	412,300	1,250,463
NFR Security	3/16/01	1,712,805	—
Tower Gate (Series E)	7/26/00	2,370,322	83,777
WaveSplitter Technologies	9/22/00	3,634,658	—
		19,544,112	1,337,541
Convertible preferred stocks:
Adexa (Series C)	8/24/00	7,140,288	342,869
Adexa (Series E)	7/12/02	432,622	163,511
Adexa (Warrants excerse price of $0.01, expiring 7/12/2009)	7/12/02	43	—
Calient Networks (Series A-1)	12/11/00	7,213,357	—
Cornice (Series B)	5/5/06	2,500,000	2,500,000
Cybertrust (Series A)	3/19/01	7,103,758	6,788,389
fusionOne (Series D)	9/13/00 to 10/11/00	10,893,921	142,443
GMP Companies (Series C)	6/3/02	128,010	4,769
Index Stock Imagery (Series A Sr.)	8/18/00 to 4/16/04	1,708,196	327,034
		37,120,195	10,269,015
Limited partnerships:
Asia Internet Capital Ventures	8/15/00	2,279,839	1,795,162
GrandBanks Capital Venture	1/25/01 to 4/12/06	2,522,720	2,195,749
		4,802,559	3,990,911
Convertible promissory notes:
Techies.com:
9%, payable on demand	2/22/01	134,703	—
9%, due 2/20/2008	2/22/01	66,679	—
		201,382	—
Total		$61,668,248	$15,597,467

Notes to Financial Statements

9.
Other Matters — In late 2003, the Manager conducted an extensive internal review in response to public announcements concerning frequent trading in shares of open-end mutual funds. The Manager's review of frequent trading appropriately did not include Seligman New Technologies Fund II because it is a closed-end investment company. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman registered investment companies (the "Seligman Funds"). This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager's records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in Seligman Funds. All three had already been terminated prior to the end of September 2002. None of these arrangements involved Seligman New Technologies Fund II.

The results of the Manager's internal review were presented to the Independent Directors of all the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, in May 2004, the Manager made payments to three mutual funds and agreed to waive a portion of its management fee with respect to another mutual fund.

Since February 2004, the Manager has been in discussions with the New York staff of the Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("Attorney General") in connection with their review of frequent trading in certain of the Seligman Funds. No late trading is involved. This review was apparently stimulated by the Manager's voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on the Manager that were unacceptable to the Manager, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager and Seligman Advisors, Inc. (together, "Seligman").

Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas seek various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman Funds to the Manager. The Manager has objected to the Attorney General's seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General's inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

At the end of September 2005, the Attorney General indicated that it intends to file an action at some time in the future alleging, in substance, that the Manager permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure of the Seligman Funds is and has been misleading. Seligman believes any such action would be without merit.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any penalties or restitution will be paid by Seligman and not by the Seligman Funds.

Notes to Financial Statements

Seligman does not believe that the foregoing possible actions or any threatened legal actions should have a material adverse impact on the Manager, Seligman Advisors, Inc. or the Seligman Funds; however, there can be no assurance of this, or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

10.
Recently Issued Accounting Pronouncement — In July 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109." FIN 48 provides guidance for how uncertain tax positions, if any, should be recognized, measured, presented and disclosed in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

Financial Highlights

The table below is intended to help you understand the Fund's financial performance for the periods presented. Certain information reflects financial results for a single share that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. Total return shows the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested any capital gain distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods less than one year.

	Six Months Ended	Year Ended December 31,
	June 30, 2006	2005	2004	2003	2002	2001
Per Share Data:
Net Asset Value, Beginning of Period	$5.85	$5.66	$4.96	$3.52	$10.50	$17.17
Income (Loss) from Investment Operations:
Net investment loss	(0.06)	(0.13)	(0.10)	(0.10)	(0.15)	(0.23)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.32	0.32	0.80	1.54	(6.83)	(6.44)
Net Increase (Decrease) in Net Asset Value	0.26	0.19	0.70	1.44	(6.98)	(6.67)
Net Asset Value, End of Period	$6.11	$5.85	$5.66	$4.96	$3.52	$10.50
Total Return	4.44%	3.36%	14.11%*	40.91%	(66.48)%	(38.85)%

Ratios/Supplemental Data:
Net assets, end of period (OOOs omitted)	$73,531		$77,907	$92,750	$95,438	$80,192	$282,978
Ratio of expenses to average net assets	2.43	%†	2.64%	2.60%	2.69%	2.47%	2.30%
Ratio of net investment loss to average net assets	(2.01	)%†	(2.32)%	(1.95)%	(2.46)%	(2.36)%	(1.68)%
Portfolio turnover rate	78.27%		116.04%	105.31%	112.87%	163.40%	165.81%

____________
…	Annualized.
*	Excluding the effect of certain payments received from the Manager in 2004, total return would have been 14.08%.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders,
Seligman New Technologies Fund II, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman New Technologies Fund II, Inc. (the "Fund"), including the portfolio of investments, as of June 30, 2006, and the related statements of operations and cash flows for the six months then ended, the statements of changes in net assets for the six months then ended and for the year ended December 31, 2005, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman New Technologies Fund II, Inc. as of June 30, 2006, the results of its operations and its cash flows for the six months then ended, the changes in its net assets for the six months then ended and for the year ended December 31, 2005, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
August 23, 2006

Board of Directors

John R. Calvin 1, 3	Robert L. Shafer 2, 3
• Dean Emeritus, Fletcher School of Law	• Ambassador and Permanent Observer of the
and Diplomacy at Tufts University	Sovereign Military Order of Malta to the
United Nations
• Chairman Emeritus, American Council
on Germany
James N. Whitson 1, 3
Frank A. McPherson 2, 3	• Retired Executive Vice President and Chief
Operating Officer, Sammons Enterprises, Inc.
• Retired Chairman of the Board and Chief	• Director, CommScope, Inc.
Executive Officer, Kerr-McGee Corporation
• Director, DCP Midstream GP, LLP, Integris	Brian T. Zino
Health, Oklahoma Chapter of the Nature	• Director and President,
Conservancy, Oklahoma Medical Research	J. & W. Seligman & Co. Incorporated
Foundation, Boys and Girls Clubs of Oklahoma,	• Chairman, Seligman Data Corp.
Oklahoma City Public Schools Foundation and	• Director, ICI Mutual Insurance Company,
Oklahoma Foundation for Excellence in	Seligman Advisors, Inc. and
Education	Seligman Services, Inc.
• Member of the Board of Governors,
Investment Company Institute

Betsy D. Michel 1, 3
• Trustee, The Geraldine R. Dodge Foundation

William C. Morris
• Chairman, J. & W. Seligman & Co. Incorporated,	Member: 1 Audit Committee
Carbo Ceramics Inc., Seligman Advisors, Inc.	2 Director Nominating Committee
and Seligman Services, Inc.	3 Board Operations Committee
• Director, Seligman Data Corp.
• President and Chief Executive Officer, The Metropolitan Opera Association

Leroy C. Richie1, 3
• Counsel, Lewis & Munday, P.C.	It is with deep sorrow that we
• Chairman and Chief Executive Officer,	mourn the recent death of Alice
Q Standards Worldwide, Inc.	Stone llchman, a respected member
• Director, Kerr-McGee Corporation, Infinity, Inc.	since 1990 of the Boards of the
and Vibration Control Technologies, LLC	Seligman investment companies.
• Lead Outside Director, Digital Ally Inc.
• Director and Chairman, Highland Park Michigan
Economic Development Corp.
• Chairman, Detroit Public Schools Foundation

Executive Officers

William C. Morris	Richard M. Parower	Lawrence P. Vogel
Chairman	Vice President	Vice President and
Treasurer
Brian T. Zino	Thomas C. Rose
President and Chief	Vice President	Lauren Wu
Executive Officer		Vice President
Reema D. Shah
Eleanor T.M. Hoagland	Vice President	Frank J. Nasta
Vice President and Chief		Secretary
Compliance Officer

Additional Fund Information

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available to stockholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained on the Fund’s Form N-Q is also made available to stockholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

Amendments to Bylaws

On January 19, 2006, the Board of Directors of the Fund amended and restated the Fund’s bylaws. Such amended and restated bylaws were filed on Form 8-K, which may be accessed via the SEC’s website, www.sec.gov.1

_______
[1]
These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Fund’s prospectus or statement of additional information.

 CENT II-3 6/06

ITEM 2.	CODE OF ETHICS.
Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.
Included in Item 1 above.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)  The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)  The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Not applicable.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN NEW TECHNOLOGIES FUND II, INC.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	August 30, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	August 30, 2006

By:	/S/ LAWRENCE P. VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date:	August 30, 2006

SELIGMAN NEW TECHNOLOGIES FUND II, INC.

EXHIBIT INDEX

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.